UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 Harvard Mill Square

Wakefield, Massachusetts 01880

Registrant’s telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On December 6, 2007, Edgewater Technology, Inc. (the “Company”) announced that its Board of Directors (the “Board”) authorized the repurchase of up to $5.0 million of the Company’s common stock (the “Stock Repurchase Program”). A copy of the press release issued by the Company concerning the Stock Repurchase Program is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information contained herein and in the accompanying exhibit is being “furnished,” as opposed to being “filed” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.1	Edgewater Technology, Inc. Press Release dated December 6, 2007.

* * *

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2007

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Kevin R. Rhodes
Name: Kevin R. Rhodes Title: Chief Financial Officer (Principal Financial and Accounting Officer)